Exhibit 10.1


                                    DON FUCHS
                           Certified Public Accountant
                                370 Brook Avenue
                            Passaic, New Jersey 07055
                                 (973) 777-9895



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



The Board of Directors
Stateside Fundings, Inc.



     I consent to the use in the Registration Statement on Form 10- SB of my report dated March 15, 1999, relating to the audited financial statements of Stateside Fundings, Inc. and any reference to my firm under the caption "Experts" in the Registration Statement.




                                                              DON FUCHS
                                                     CERTIFIED PUBLIC ACCOUNTANT



June 15, 1999


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